UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

July 18, 2008

Date of Report (Date of earliest event reported)

PENNS WOODS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-17077	23-2226454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

300 Market Street, P.O. Box 967, Williamsport, Pennsylvania		17703-0967
(Address of principal executive offices)		(Zip Code)

(570) 322-1111

 Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02               Results of Operation and Financial Condition.

On July 18, 2008, Penns Woods Bancorp, Inc. distributed a press release announcing its earnings for the period ended June 30, 2008.  The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits:

99.1               Press release, dated July 18, 2008, of Penns Woods Bancorp, Inc. announcing earnings for the period ended June 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNS WOODS BANCORP, INC.

Dated: July 23, 2008

	By:	/s/ Ronald A. Walko
Ronald A. Walko
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated July 18, 2008, of Penns Woods Bancorp, Inc. announcing earnings for the period ended June 30, 2008